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                                                                  Exhibit 99.B11


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

We consent to all references made to us in this Post-Effective Amendment No. 10 to the Johnson Mutual Funds Trust's Registration Statement on Form N1-A.

/S/
McCurdy & Associates CPA's, Inc.
February 25, 1999